Exhibit 99.2 AI-powered virtual driver software trusted by global Plus-enabled truck transportation leaders completing driver- out autonomous committed to making safety tests in autonomous trucking a April 2025 commercial reality Plus to go public in partnership with Churchill Capital Investor Presentation June 2025

About this presentation This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a business combination (the “proposed transaction”) between Plus Automation, Inc. (“Plus”) and Churchill Capital Corp. IX (“Churchill IX” and “CCIX”) and related transactions and for no other purpose. The information contained herein does not purport to be all inclusive and none of Plus, Churchill IX nor any of their respective affiliates, directors, officers, employees or advisers or any other person has independently verified the information in this presentation and no representation or warranty, express or implied, is or will be given any such person as to the accuracy or completeness of information in this presentation. To the fullest extent permitted by law, in no circumstances will Plus, Churchill IX or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct ,indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with Plus, Churchill IX or their respective representatives, as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Plus, Churchill IX or the proposed transaction. Recipients of this presentation should each make their own evaluation of Plus, Churchill IX and the proposed transaction and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward-Looking Statements This communication includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding the value of autonomous driving solutions; projections of development and commercialization costs and timelines; expectations regarding Plus’s ability to execute its business model and the expected financial benefits of such model; expectations regarding Plus’s ability to attract, retain, and expand its customer base; Plus’s deployment of virtual driver software; Plus’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; Plus’s ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies, products, services, or technologies; development of favorable regulations and government incentives affecting Plus’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for Plus to increase in value. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Plus and Churchill IX. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Plus is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Plus’s historical net losses and limited operating history; Plus’s expectations regarding future financial performance, capital requirements and unit economics; Plus’s use and reporting of business and operational metrics; Plus’s competitive landscape; Plus’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the capital requirements of Plus’s business plans and the potential need for additional future financing; Plus’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Plus’s reliance on strategic partners and other third parties; Plus’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill IX could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Plus or Churchill IX; failure to realize the anticipated benefits of the proposed transaction; the ability of Churchill IX or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill IX’s filings with the U.S. Securities and Exchange Commission (“SEC”). Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Plus, Churchill IX or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Plus’s and Churchill IX’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While Plus and Churchill IX may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in Churchill IX is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill IX, which may differ materially from the performance of our founders’ or sponsors’ past investments. Churchill Capital 2

About this presentation Additional Information About the Proposed Transaction and Where to Find It The proposed transaction will be submitted to shareholders of Churchill IX for their consideration. Churchill IX intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to Churchill IX’s shareholders in connection with Churchill IX’s solicitation for proxies for the vote by Churchill IX’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Plus’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents will be mailed to Churchill IX and Plus shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Churchill IX and Plus shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus/consent solicitation statement and any amendments thereto and, once available, the definitive proxy statement/prospectus/consent solicitation statement, as well as other documents filed with the SEC by Churchill IX in connection with the proposed transaction, as these documents will contain important information about Churchill IX, Plus and the proposed transaction. Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus/consent solicitation statement, once available, as well as other documents filed by Churchill IX with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp. IX, 640 Fifth Avenue, 12th Floor, New York, NY 10019. Participants in the Solicitation Churchill IX, Plus and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Churchill IX’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill IX’s shareholders in connection with the proposed transaction will be set forth in proxy statement/prospectus/consent solicitation statement when it is filed by Churchill IX with the SEC. You can find more information about Churchill IX’s directors and executive officers in Churchill IX’s final prospectus related to its initial public offering filed with the SEC on May 1, 2024 and in the Annual Reports on Form 10-K filed by Churchill IX with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus/consent solicitation statement when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus/consent solicitation statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Unit Economics and Use of Projections The unit economics in this presentation (“Unit Economics”) were prepared solely for internal use and not with a view toward public disclosure or toward complying with Generally Accepted Accounting Principles, any published guidelines of the SEC or any guidelines established by the American Institute of Certified Public Accountants. The Unit Economics have been prepared by Plus. The Unit Economics constitute forward-looking information, are for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying the Unit Economics are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. The preparation of the Unit Economics involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. See “Forward-Looking Statements” earlier in this presentation as well as “Risk Factors” at the end of this presentation. Actual results may differ materially from the results contemplated by the Unit Economics contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected by the Unit Economics will be achieved. No Incorporation by Reference The information contained in the third-party citations and websites referenced in this communication is not incorporated by reference into this communication. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Plus, Churchill IX, and other companies, each of which are the property of their respective owners. All third-party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any endorsement of Churchill IX, Plus or the proposed transaction. Risk Factors For a description of certain risks relating to Plus, including its business and operations, and to the proposed transaction, we refer you to “Risk Factors” at the end of this presentation. Use of Data Information in this presentation is based on data and analyses from various sources as of June 5, 2025, unless otherwise indicated. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These estimates and other statistical data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and other statistical data. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, we cannot guarantee their accuracy or completeness. In addition, expectations, assumptions, estimates and projections of the future performance of relevant markets in which Plus operates are necessarily subject to a high degree of uncertainty and risk. Churchill Capital 3

Partnership team

CHURCHILL CAPITAL CORP IX

Plus

Michael Klein

Chairman and Chief Executive Officer



- 35+ years of experience in strategic advisory work and capital markets
- Founder, Churchill Capital and Archimedes Advisors
- Managing Partner, M. Klein & Company
- Former Vice Chairman and CEO of Global Banking, Citi
- BS Econ, The Wharton School of the University of Pennsylvania

CHURCHILL CAPITAL

M. KLEIN & COMPANY

David Liu

Co-Founder and Chief Executive Officer



- 30+ years of experience founding and growing technology companies
- Co-founded RedAtoms (acquired), RMG Networks (NASDAQ-listed then acquired) and InformLink (acquired)
- Began career at HP, Silicon Graphics, and later McKinsey
- PhD, EE, Stanford University

Shawn Kerrigan

Co-Founder and Chief Operating Officer



- 20+ years of experience across engineering, investing, and management consulting
- Co-founder and CTO of Locus Energy, data platform for solar market (acquired)
- Began career at McKinsey and Bridgewater Associates
- PhD, CE and CS, Stanford University

Steve Spinner

Chief Financial Officer



- 30+ years of experience across business development, finance, and fundraising
- Served in the Department of Energy
- SVP at NBC responsible for business development and strategic partnerships
- Founded 2 data analytics companies
- MBA, Harvard Business School

4

Plus | Churchill Capital

Plus mission Deploy autonomous driving intelligence at global scale to create value in commercial trucking Executing the mission by integrating AI-powered virtual driver software into factory-built trucks Trusted by global transportation leaders committed to making autonomous trucking a commercial reality Global truck manufacturers Global fleets Global technology leaders Churchill Capital 5

Built to scale

Plus

Led by a technical founder team with proven track records of scaling innovation-driven companies

Capital light software business

SuperDrive™ is the virtual driver software layer that enables trucks to operate autonomously

Endorsed by OEM partners

OEMs will factory-install SuperDrive™ and sell autonomous trucks through their existing channels

Safe, AI-native technology

SuperDrive™ was built using a modern approach to autonomous driving technology development

High margin, recurring revenue

~85% target gross margins at scale through recurring fee-per-mile revenue model

Compelling physical AI investment opportunity with the right approach to autonomous trucking

6

Plus | Churchill Capital

Watch Video Watch Video Autonomy in motion Plus-enabled truck completing driver-out autonomous safety tests in April 2025 C Ch hu ur rch chil ill l C Cap apit ital al 7

Plus to go public in partnership with Churchill Capital Corp IX Compelling physical AI investment opportunity Churchill Capital 8

Churchill Capital

Proven track record of launching unique, high-growth companies in the public equity markets

Churchill Capital

Sponsoring leading companies with **6 closed transactions** and circa **$10.5 billion** of growth capital delivered[(1)(2)]

All Churchill transactions have been **completed with more capital** than the public trust account through incremental capital raised in connection with the transactions

Pioneer in equity vehicles

Differentiated business model with first general partnership team focused purely on public equity vehicles

Experienced dealmaker

Leading expertise leveraging our strategic and transaction experience on behalf of our partner companies

Unique sourcing capability

Renowned base of operating partners with extensive access to a global network of industry leaders

Value creation playbook

Lineup of former executives of S&P 500 companies with deep operational expertise across sectors

Management partner

Interests aligned with and skills complementary to those of our target's existing management team

Track record of success

Demonstrated history of long-term partnerships with unique high-growth companies to provide capital to scale

Churchill Capital Corp IX

Nasdaq: CCIX

~$300,000,000
of cash in trust[(3)]

Listed in May 2024

Our objectives

- ✓ Leverage our **unique access** to innovative companies to source a compelling **AI-focused opportunity**
- ✓ Partner with a target company to prepare them for **success in the public markets**
- ✓ Utilize our extensive strategic and financial networks to **unlock new growth opportunities**

OKLO

Our most recent partnership

AltC Acquisition Corp delivered **$306 million** of growth capital with circa **100% investor participation** at close in May 2024[(1)]

Churchill **engaged over 200 investors, driving substantial rotation of the stock** post announcement

Substantial shareholder value creation since close
($ millions)



+7.0x
8,232(5)
1,181(4)
Churchill
Oklo
306
875
Deal Close
(May 2024)
High Value(6)
(February 7, 2025)

Note: (1) Past performance of prior investments and transactions is not indicative of any other investment or transaction and is not a guarantee of future results. All investments involve risk of loss, including loss of principal invested. (2) Represents trust proceeds (net of redemptions) plus incremental capital raised in connection with Churchill Capital I, II, III, IV, CF Finance Acquisition Corp, and AltC Acquisition Corp. (3) Represents cash in trust as of March 31, 2025. (4) Represents the pre-money transaction value of $875 million plus $306 million of the trust proceeds (net of redemptions). (5) Calculated based on approximately 139 million shares outstanding to Oklo shareholders as of March 31, 2025. (6) Calculated based on the observed share price high for Oklo of $59.14 on February 7, 2025. Oklo's share price as of close on June 4, 2025 was $49.09.

9

Plus | Churchill Capital

Physical AI is an attractive investment area

Commercial trucking is a critical industry ripe for innovation

AI opportunity stack

Large new frontiers

Agentic AI
Autonomous digital agents that use generative models to reason, plan, and execute tasks with minimal human input

Physical AI
AI systems embedded in real-world machines to enable intelligent physical actions and automation

Central unlock

Generative AI
Foundation models capable of creating text, images, code, and more – unlocking broad applications across industries

Example company[1]: OpenAI

Foundational enabler

AI Compute
Provides the physical and cloud-based environments where AI workloads are hosted and run

Stargate, CoreWeave

Foundational enabler

AI Hardware
Specialized chips and accelerators that enable efficient training and inference of modern AI models

NVIDIA

Foundational enabler

AI Infrastructure
Delivers the electricity and grid stability required to power energy-intensive AI compute operations at scale

OKLO

Why is Physical AI an attractive investment area?

Applies advanced AI models to **real-world systems** – like vehicles and robotics – **unlocking automation** in large, labor-intensive industries with **high barriers to entry** and **massive addressable markets**

Why is autonomous trucking a compelling segment?

- ✓ Demonstrated technology maturation
- ✓ Clear customer value proposition
- ✓ Large, growing market to drive adoption
- ✓ Supportive regulatory environment
- ✓ Ecosystem readiness for scaled deployment

Note: (1) Example companies noted within each AI ecosystem layer are meant to be representative only for illustrative purposes and are not an exhaustive list of players in each category.

10

Plus | Churchill Capital

Plus is a leading physical AI company

Commercializing virtual driver software for autonomous trucking

Trucking Opportunity: A Critical Industry Ripe for Innovation

- >70% of total U.S. and EU annual freight volume is moved by trucks[1][2]
  - U.S. truck freight market: ~$1.0 trillion → ~$1.5 trillion by 2035 (4.4% CAGR)[1]
  - EU truck freight market: ~$0.8 trillion → ~$1.4 trillion by 2033 (6.8% CAGR)[2]
- U.S. has 4.4 million heavy-duty trucks in operation; >250,000 new vehicle registrations annually[1]
- Large growing market with leading OEMs that can drive penetration of autonomous innovation

Urgent Need: Structural Driver Shortages Accelerating Demand

- Persistent truck driver shortage inflates costs and lowers fleet productivity
  - U.S. truck driver shortage: 64,000 → 125,000 by 2028[3]
  - Europe truck driver shortage: 233,000 → 745,000 by 2028[4]
- Fleet operators can potentially increase profitability by up to 4.5x with autonomous trucks[5]
- Fleet operators want OEM factory-built autonomous trucks; retrofits may not meet reliability needs

The Plus Advantage: Well-Positioned to Scale

- Led by a technical founder team with proven track records of scaling innovation-driven companies
- Capital light, software business model focused on virtual driver systems
- Endorsed by OEM partners (TRATON, Hyundai, and IVECO) to be deployed on factory-built trucks
- AI-native technology platform built using a modern approach to autonomous driving

Attractive Economics: Recurring Revenue Model; High Gross Margins

- Completed driver-out validation; road testing underway in U.S. and Europe
- Targeting OEM-led commercial deployment in 2027+ (U.S. first, Europe to follow)
- Software model with ~85% target gross margins at scale and recurring fee-per-mile revenue[6]

Note: (1) American Trucking Associations Freight Transportations Forecast (2024 to 2035), heavy-duty trucks defined as Class 8 trucks. (2) Market Data Forecast, Europe Road Freight Transportation Market Size. (3) U.S. driver shortage statistics sourced from IRU. (4) Europe driver shortage statistics sourced from IRU. (5) See page 24 for calculation of fleet operator profitability uplift. (6) Target gross margin is presented for illustrative purposes only.

11

Plus | Churchill Capital

Simple, shareholder-friendly transaction Alignment of long-term interests between public investors, Churchill’s sponsor, and existing Plus shareholders Robust Intensive Attractive Expected search diligence partnership transaction process completed structure close in 2025 40+ targets evaluated by Churchill Detailed diligence on Plus undertaken, Attractive $1.2bn pre-money Public company ready with a highly Capital across various sectors including advice from numerous transaction value (supported by an talented team in place subject matter experts across: independent fairness opinion) Autonomous trucking identified as an Clean financial profile and balance ✓ ‒ Commercial and technical Plus shareholders rolling 100% of attractive market at an inflection point sheet with no debt for borrowed money existing equity ‒ Regulatory and legal ✓ Clear alignment of long-term interests ✓ ‒ Accounting and finance Fulsome review of the landscape led to Initial Form S-4 filing expected to be selection of Plus in early 2025 filed confidentially in summer 2025 ‒ IT and cybersecurity Equal voting rights for public investors ✓ Note: Plus valuation based on Business Combination Agreement pre-money valuation. Churchill Capital 12

Positioned to win with a unique customer-centric, OEM-led approach

Right business model, go-to-market strategy, and financial profile

	Plus	Aurora	Kodiak
Full driver-out validation complete	✓ *Completed in April 2025*	✓	✓
Geographic focus	US, EU	US	US
Valuation	*$1.2bn* *Transaction value (pre-money)*	*$11.3bn* *Observed market capitalization[4]*	*$2.5bn* *Transaction value (pre-money)*
OEM partners *Critical to distribution center-to-distribution center freight transport*	**3**	**2**	**0**
Business model	Supplying SuperDrive™ (virtual driver software) to leading OEMs for autonomous freight networks	Operating an autonomous freight network with factory-built trucks	Retrofit trucks
Financial profile	✓ Access to OEM resources to support scaling ✓ Low capital intensity (software business) ✓ 85% gross margin target (software margins)	○ Integrated model is capital/asset intensive ○ $786mm in total operating spend[1] ○ Margins burdened by hardware/service cost	○ Medium capital intensity driven by hardware ○ $80mm run-rate cash burn[2]; $33mm debt[3] ○ Margins burdened by hardware/service cost

Note: Aurora and Kodiak information based on public filings and other publicly available information only. (1) FY2024 operating expense from Form 10-K filed by Aurora Innovation, Inc. filed with the SEC on February 14, 2025. (2) Annualized Q4 2024 cash burn from Kodiak investor presentation filed April 14, 2025. (3) From Kodiak investor presentation filed April 14, 2025. (4) Sourced from FactSet and reflects the observed market capitalization for Aurora on June 4, 2025.

13 Plus | Churchill Capital

Attractive entry valuation with upside potential

Set up for long-term success in the public markets



Plus
Aurora
Aurora's valuation rose significantly as the company approached the target launch date for driver-out commercial operations
$19.5
Max value(3)
$11.9
$11.3
Spot value(4)
$7.5
$1.5
$1.2
Equity value
$ billions
Transaction Value
Pre-Money(1)
Dec-31-2022
Equity Value(2)
Dec-31-2023
Equity Value(2)
Dec-31-2024
Equity Value(2)
2025 YTD
Equity Value

	Transaction Value Pre-Money[1]	Dec-31-2022 Equity Value[2]	Dec-31-2023 Equity Value[2]	Dec-31-2024 Equity Value[2]	2025 YTD Equity Value
Expected time before driver-out operations on public roads	~2 years	~2 years	~1 year	6 months	✓ April 2025
Target driver-as-a-service integrated on factory-built trucks	2027				2026

Aurora stated to initially own a fleet of trucks and operate a "capacity-as-a-service" model before transitioning to "driver-as-a-service" →

- ✓ **Clear playbook for value appreciation** as other autonomous driving peers have approached target launch dates
- ✓ $1.2 billion presents an **attractive entry valuation given the company stage and time to commercial deployment** relative to peers
- ✓ **Fully integrated driver-as-a-service offering** on factory-built trucks is ~1 year behind peers

Note: (1) Plus valuation based on the Business Combination Agreement pre-money valuation. (2) Sourced from FactSet and reflects the observed market capitalization for Aurora on the date referenced. (3) Sourced from FactSet and reflects the observed market capitalization for Aurora on February 14, 2025. (4) Sourced from FactSet and reflects the observed market capitalization for Aurora on June 4, 2025.

14

Plus | Churchill Capital

Led by a technical founder team with proven track records Compelling physical AI investment opportunity Churchill Capital 15

Proven executive team built on experience, innovation, and trust…

Plus co-founders have decades of experience working together and scaling businesses

Co-Founders



David Liu
CEO & Co-Founder

30+ years
experience

Stanford University
McKinsey & Company, hp, RedAtoms, RMG, INFORMLINK



Shawn Kerrigan
COO & Co-Founder

20+ years
experience

Stanford University
Locus Energy, BRIDGEWATER, McKinsey & Company



Hao Zheng
CTO & Co-Founder

30+ years
experience

Stanford University
zynga, yahoo!, Ztelic



Tim Daly
Chief Architect & Co-Founder

20+ years
experience

yahoo!
KDD

Founding team experience by the numbers

6 *companies **founded** and **scaled** prior to Plus*

RMG, RedAtoms, Locus Energy, INFORMLINK, Ztelic, (OptAim)

Plus has…

160+ & **~90**

issued patents[1] — *patent applications worldwide[1]*

~$490mm

total capital raised *for Plus since founding*

105+ *combined years of* ***industry experience***

*working in **industry-leading** software companies, founder-led start-ups, consulting, and investing...*

…including **30+** ***years of collaboration*** *since being classmates*

Note: (1) Figure as of June 3, 2025.

16

Plus | Churchill Capital

…complemented by seasoned leadership team with diverse expertise Deep bench of operators and executives to drive execution and growth Seasoned Executive Team Decades of Expertise Anurag Ganguli VP of R&D Amit Kumar VP of Engineering Amisha Vadalia VP of Operations David Liu Shawn Kerrigan Hao Zheng Tim Daly Steve Spinner Jon Morrison CEO & COO & CTO & Chief Architect & Chief Financial Chief Revenue Robert Dingli Co-Founder Co-Founder Co-Founder Co-Founder Officer Officer VP of Safety and Systems Engineering Lauren Kwan 30+ years 20+ years 30+ years 20+ years 30+ years 40+ years VP of Marketing experience experience experience experience experience experience Chuck Joseph VP of Strategic Partnerships Sunny Choi VP of Business Development Earl Adams VP of Public Policy & Regulatory Affairs Derrick Nueman VP of Investor Relations Churchill Capital 17

Plus has been scaled into an industry leading software player…

Endorsed by leading global trucking players

Early Mover

2016
Founded in Silicon Valley

2017 - 2021
Expanded to China and Europe

Customer Endorsements

2020
Amazon selected Plus to deploy autonomous technology on driver-in trucks

2021
Begins partnership with Nvidia on next-gen autonomous trucking systems

2021
IVECO selected Plus as its autonomous technology partner

2023
Spun out China operations – Plus to focus on developing and scaling Level 4 autonomous driving ("L4")(1) in the U.S., Europe, and rest of world

2024
Hyundai announced autonomy partnership with Plus

2024
TRATON selected Plus as their autonomy partner

Software Scaling

2025 H1

March 2025: *Announces partnership with NVIDIA to advance AI for Level 4 ("L4")(1) trucks*

April 2025: *Completes validation of fully autonomous operations and advanced safety maneuvers without a driver in the truck*

April 2025: *Hyundai and Plus reveal concept for autonomous hydrogen freight truck*

May 2025: *Completes successful test of semi-autonomous trucks with DSV, dm-drogerie markt, and IVECO*

Note: (1) Level 4 autonomous driving ("L4") is defined as high driving automation where the system performs all dynamic driving tasks and does not require human interaction in most circumstances.

18
Plus | Churchill Capital

…with an ecosystem of partners committed to autonomous trucking Partnership led approach enables Plus to grow in a capital efficient manner Expected advantages of building an ecosystem of partners Autonomy Software Fleet Operator Autonomous virtual driver Vehicle and hub operations Asset-light and less capital ✓ intensive go-to-market model Access to trucking fleets with ✓ minimal cost burden Ability to focus on core software ✓ capability development Lower R&D costs than peers via ✓ OEM testing, engineering, and validation Other advanced AV players trying ✓ to pivot towards Plus’s Technology Suppliers OEMs software only business model Computing and sensor providers Purpose-built autonomous ready vehicles Churchill Capital 19

The massive truck freight market needs autonomous trucks Compelling physical AI investment opportunity Churchill Capital 20

U.S. trucking market Trucking is the backbone of the U.S. economy, consistently moving over 70% of total freight volumes and generating circa $906 billion of revenue in 2024 2030 $1,186 U.S. commercial trucking share of total freight movement U.S. commercial trucking revenue 2035 (1) (1) $1,452 (% based on volumes in billion tons) ($ billions) 100 73% $906 50 0 1990 1995 2000 2005 2010 2015 2020 2025 1990 1995 2000 2005 2010 2015 2020 2025 Note: (1) U.S. Freight Transportation Forecast to 2035, produced by S&P Global for ATA. C Ch hu ur rch chil ill l C Cap apit ital al 21

U.S. trucking market

Persistent shortage of 64,000 drivers (and growing) is one of the leading issues facing the U.S. trucking industry…

Estimated U.S. truck driver shortage
(drivers)[(1)]


~2x
125,000
64,000
2023
2028

Factors underpinning the truck driver shortage

- Aging workforce with nearly 50% of the current driver population aged 50+[(2)]
- Demographic shifts and gender gap, with the share of female drivers in single digits
- Job desirability and high priority on “returning home” impacts long routes (250+ miles)
- Cost and timeline of licensing
- Regulations (example: hours-of-service limits)

Note: (1) 2023 IRU Driver Shortage Report, Freight – Global. (2) National Transportation Institute (2024).

22

Plus | Churchill Capital

U.S. trucking market …resulting in labor costs increasing 30% in recent years, now representing over 40% of the total per mile operating expense of trucking Average marginal cost of a truck driver (1) Estimated average marginal cost per mile breakdown ($ per mile) +30% 0.97 Insurance Tires Other 0.91 Maintenance 4% 0.81 0.74 0.74 9% Benefits Driver 43% Costs $2.27 Lease/Purchase 16% per mile Payments Wages 24% Fuel 2019 2020 2021 2022 2023 Note: (1) ATRI An Analysis of the Operational Costs of Trucking: 2024 Update. C Ch hu ur rch chil ill l C Cap apit ital al 23

Truck operators can see up to 4.5x profitability uplift from autonomous trucks…

Dual benefit to truck operators of driver costs savings and increased truck utilization



Unit economics per mile
$ per mile
Revenue(1)
$2.50
$2.50
Driver Cost(2)
$0.97
$0.85
L4 Value Capture(3)
$2.27
Trucking Direct Costs
Other Costs(2)
$1.30
Profit
$0.23
>$0.35
Human-Driven
Autonomous



Annual miles driven
Miles per truck
240,000
160,000
Additional annual miles from AV trucking
80,000
Human-Driven(4)
Autonomous(5)



Annual profit earned by customers(6)
$ per truck
*For illustrative purposes only
>$84,000
Additional annual value from autonomous trucks
$18,400
Human-Driven
Autonomous

- Autonomy improves per-mile profitability by eliminating driver costs, reducing fuel spend, and unlocking other potential savings (i.e., lower insurance costs, etc.)
- $0.97 / mile in savings are expected just from driver cost elimination (42% direct cost reduction), with incremental cost savings due to safer and more fuel-efficient fleets
- Out of total potential savings, $0.85 / mile is expected to be captured by L4[7] Ops Enablers (i.e., the OEM and Plus SuperDrive™) with remaining >$0.12 / mile captured by fleet operators before accounting for any incremental upside

Note: See disclaimer slides section "Unit Economics and Use of Projections." Figures for illustrative purposes only. (1) U.S. national average for dry van contract rate (per DAT). (2) Composed of $0.97 of driver costs and $1.30 of other costs per ATRI Operational Cost of Trucking Report 2024. (3) Includes cost of autonomous truck, virtual driver, and services enabling autonomous freight service. (4) ATRI Operational Cost of Trucking Report 2024. (5) Assumes 7,560 total available operating hours per year per autonomous truck with 75% of miles driven in autonomous mode at an average speed of 42 miles per hour. (6) Illustrative internal management estimate – for further information, see "Unit Economics and Use of Projections" in "About this presentation" disclaimer pages. (7) Level 4 autonomous driving ("L4") is defined as high driving automation where the system performs all dynamic driving tasks and does not require human interaction in most circumstances.

24 Plus | Churchill Capital

…with substantial value capture available to the OEMs and L4 software

Deployment of autonomous trucks creates the potential for a recurring revenue stream



Human-Driven(1)
Autonomous(3)
Human-driven direct costs addressable by L4(4) autonomy
$2.27 per mile
Other
$0.09
Insurance
$0.10
Repair + Maintenance
$0.20
Base Equipment
$0.36
Fuel
$0.55
Driver
$0.97
Potential costs eliminated by autonomous driving software
$0.97
Upside cost savings from safer, more fuel-efficient fleets
Distribution of value to autonomous ecosystem
10-20%
$0.85 per mile(3)
Plus
OEM Partner
Trucking Direct Costs(1)
Driver Costs
Est. Fuel + Other Savings
L4 value
Savings to Fleets(2)
L4 Operations Enablers

Commentary

- Trucking fleets incur substantial operating costs, averaging ~$2.27 per mile
- Driver shortages and rising fuel and insurance costs are expected to continue to exert upward pressure on costs in the coming years
- Autonomy has the potential to unlock significant value for heavy trucking by eliminating driver costs, nearly 43% of total cost per mile
- Beyond the savings achieved by eliminating driver costs, further cost efficiencies potentially realized through lower fuel consumption and reduced insurance premiums, driven by improvements in fleet safety and efficiency
- Out of total potential savings, $0.85 per mile is expected to be captured by L4 operations enablers
- Remaining cost savings per mile expected to be captured directly by fleet operators, resulting in 10-20% cost reduction to fleets

Note: Figures for illustrative purposes only. (1) Per ATRI Operational Cost of Trucking Report 2024. (2) 10-20% of total L4 value to be shared with customers. (3) Illustrative internal management estimates – for further information, see "Unit Economics and Use of Projections" in "About this presentation" disclaimer pages. (4) Level 4 autonomous driving ("L4") is defined as high driving automation where the system performs all dynamic driving tasks and does not require human interaction in most circumstances.

25

Plus | Churchill Capital

OEMs view autonomy as a critical growth opportunity, but lack software Compelling physical AI investment opportunity Churchill Capital 26

Plus has a leading position among truck manufacturers TRATON, Hyundai, and IVECO are among the largest truck platforms in the U.S. and Europe (1) Share of New Truck Sales (2) a subsidiary of Daimler + U.S. and Europe U.S.-only U.S.-only Source: S&P Global. Note: Information on Aurora and Torc are based on public filings and other publicly available information only. (1) S&P Global data of new truck sales of OEMs covered by L4 partnerships in the U.S. and Europe for 2024. (2) Wholly owned subsidiary of Daimler Trucks. Churchill Capital 27

Truck manufacturers are essential for autonomous to be a commercial reality OEMs have the embedded customer relationships and sales / service channels required to scale Leading autonomous players OEM partners Why is OEM partnership essential? (1) L4 trucks likely to be factory produced in order to offer: • Robust safety and validation • Ability to be produced, operated, and maintained at scale • Customer confidence of safety Fleets want to buy L4 trucks from traditional OEM channels • Reduces friction of market adoption • Improves economics for L4 autonomous trucks via streamlined hardware integration driven by OEMs • Matches current liability and commercial structures a subsidiary of Daimler Note: (1) Level 4 autonomous driving (“L4”) is defined as high driving automation where the system performs all dynamic driving tasks and does not require human interaction in most circumstances. Churchill Capital 28

Plus OEM partnership

TRATON | *Partnership announced March 2024*

Partnership highlights

- TRATON brands **Scania, MAN, and International are working together with Plus** to intensify the development of L4 autonomous driving solutions
  - In October 2024, achieved milestone by the release of the Beta 5.0 version of SuperDrive™, which became operational in TRATON autonomous trucks in Europe and the U.S.
- **Public road testing is underway in Sweden and in the U.S.** (Texas) in preparation to launch the first factory-produced driverless trucks along the San Antonio and Dallas routes soon

> *"We see autonomous as a key part of our offer for a full range of safe, efficient and sustainable transport solutions that can be adapted according to each individual customer's specific needs, something which is further strengthened by TRATON Group's partnership with Plus."*

Peter Hafmar[1]

VP and Head of Autonomous Solutions at Scania

Plus x TRATON GROUP

Autonomous hub-to-hub technology on the path to commercialization


Plus
Watch Video

TRATON's Global Presence

278k *unit sales of trucks in 2024 across brands*

14 *countries with production and assembly sites*

Source: Traton 2024 annual report, press releases. (1) Quoted from Scania press release *"Scania accelerates deployment of autonomous hub-to-hub transport"* on March 12, 2024.

29

Plus | Churchill Capital

Plus OEM partnership

HYUNDAI | *Partnership announced May 2024*

Plus
x
HYUNDAI

Autonomous hydrogen freight ecosystem


Autonomous
Fuel Cell Electric
Plus
THE FUTURE OF TRUCKING
Watch Video

"By adding autonomous capabilities to our world's first mass-produced hydrogen-powered XCIENT Fuel Cell truck, Hyundai is looking forward to providing fleets and vehicle operators additional solutions that enhance road safety and freight efficiencies thanks to Plus's industry-leading autonomous driving technology."

Martin Zeilinger[(1)]

Former EVP and Head of Commercial Vehicle Development at Hyundai

Partnership highlights

- Hyundai Motor and Plus share a vision for a **sustainable, zero-emissions freight future**, solidifying the foundation for a strong strategic fit between fuel-cell trucks and an autonomous transport network

Reduction in CO_2 output

Improved total cost of ownership

Incremental build out of highly utilized H_2 fueling network

- Hyundai Motor's XCIENT Fuel Cell truck equipped with Plus SuperDrive™ technology is undergoing initial autonomous driving assessments in the U.S., the **first-ever L4 self-driving test on a Class 8 fuel-cell electric truck to take place in the U.S.**

Source: Press releases. (1) Quoted from Hyundai press release *"Hyundai Motor and Plus Announce Collaboration to Demonstrate First Level 4 Autonomous Fuel Cell Electric Truck in the U.S."* on May 22, 2024.

30

Plus | Churchill Capital

Plus OEM partnership Partnership announced April 2021 Partnership highlights Watch Video • IVECO’s latest-generation S-WAY heavy-duty trucks will be integrated Watch Video with Plus’s full-stack autonomous driving system • In May 2025, an IVECO heavy-duty truck integrated with Plus’s semi-autonomous driver assistance solution successfully completed a real-world road test in Germany, delivering goods between two warehouses in Krefeld and Hennef – Pilot project confirmed findings and assumptions, especially regarding safety and reliability, with the autonomous driving system consistently demonstrating safe driving behavior The partnership with Plus represents an excellent “ opportunity to accelerate the development of the highest (1) Marco Liccardo IVECO’s levels of automation for heavy trucks. Plus’s technology 146k 155+ Chief Technology and Global leadership, non-linear thinking, and established Digital Officer of IVECO relationships with the same key component suppliers Presence global truck countries where make it the perfect autonomous trucking partner. deliveries in 2024 IVECO has a presence ” Source: IVECO 2024 annual report, press releases. (1) Quoted from IVECO press release “IVECO signs Memorandum of Understanding with Plus to develop Autonomous Trucks” on April 12, 2021. Churchill Capital 31

AI-native technology platform with robust safety features Compelling physical AI investment opportunity Churchill Capital 32

Plus provides the critical software layer that enables autonomous trucks

OEMs will factory-install SuperDrive™ and sell autonomous trucks through their existing channels


Data Layer
Hardware / Sensors
Lidar
Camera
Radar
Requires significant scale and volume
Software Stack
Plus
SuperDrive™ Model
End-to-end perception model
Auto-labeling algorithm
GenAI "driving intelligence"
Redundant fallback safety system
High value-add
Superior return on capital
Recurring revenue / profitability
Real-world + simulated miles driven
OEM Integration & Manufacturing
Validation / Integration
Factory-Built AV Trucks
High upfront capital costs, large scale, specialized manufacturing expertise, and cyclicality create difficulty for new entrants
AV Freight Operations
Tele-Operators
Maintenance
Fleet Operators
Distribution Center Infrastructure
Having OEM relationships allows Plus to benefit from established infrastructure and deep customer relationships
3P
Plus
OEMs

33

Plus | Churchill Capital

A modern approach to autonomous driving

Leveraging an AI-native strategy to build best-in-class virtual driving software using 5 million real-world miles

1 Autonomous Vehicle 2.0

Early adopter of AV 2.0 paradigm to address software complexity problem by replacing code with AI models

Driving Intelligence 2

Leveraging Gen AI, open foundation models, and a diverse data set collected from **5 million miles** driven to build human-like "driving intelligence"



3 Optimized Training

Innovative auto-labeling, model distillation, and synthetic data generation techniques to **reduce the time and cost of training AI models**, while optimizing edge case learning

Computationally Efficient 4

Computationally efficient **in-vehicle neural network** execution enables deployment of bigger, smarter models to optimize performance and safety

34
Plus | Churchill Capital

Plus is training across a significant diversity of driving conditions Plus is building a generalizable virtual driver for autonomous trucks Avoid emergency lane vehicle Left-hand driving Rain Snow Cut-ins Avoid wide load Churchill Capital 35

Plus SuperDrive™ three-layer redundancy architecture

Integrated on-truck and cloud computing capabilities power safety and driving precision


On-Truck
Primary Driving System
Commands
Vehicle
Navigation
Sensors
Reasoning
Vision Language Model
High-Level Guidance and Decision
Reflex
End-to-End Transformer Model
Perception
Motion Forecast
Scene Abstraction
Guardrails
Safety Assurance Model
Verified Planning and Control
Redundant Fallback System
Redundancy
Fail-Safe Fallback System
Cloud
Remote Operation System
Remote Operation
Human-in-the-Loop Monitoring and Support

36
Plus | Churchill Capital

Strategic and tactical driving intelligence


SuperDrive™
On-Truck
Primary Driving System
On-Truck
Redundant Fallback System
Cloud
Remote Operation System

Primary Driving System

On-Truck

Inputs

- Commands
- Vehicle State
- Navigation
- Sensors

Reasoning
Vision Language Model

*Interpret complex real-world interactions and **generate high-level driving decisions** for rare / untested scenarios*

High-level guidance + decisions | supporting scalable deployment across diverse environments

Reflex
End-to-End Transformer Model

*Perception and motion forecast allows for **rapid, real-time reactions and driving maneuvers***

Scene abstraction | simplifying complex visual image into key elements for computer processing

Guardrails
Safety Assurance Model

***Safety system enforcing human driving standards,** ensuring transparency in driving decision-making*

Verified Planning and Control

37

Plus | Churchill Capital

Real-time monitoring for maximum safety


SuperDrive™
On-Truck
Primary Driving System
On-Truck
Redundant Fallback System
Cloud
Remote Operation System

Primary Driving System

On-Truck

Reasoning
Vision Language Model

Reflex
End-to-End Transformer Model

Guardrails
Safety Assurance Model

Redundant Fallback System

On-Truck

Operates on a secondary edge computer that **continuously monitors the primary system's health**

If a **fault is detected**, it triggers **minimum-risk fallback maneuvers to bring the vehicle safely to a stop**

Information Redundancy

Primary system
Handles main driving decisions with perception and planning

Secondary system
Handles minimum-risk maneuvers to bring truck to full-stop as needed

Hardware Redundancy

Primary computer (ADU)
Comprised of multiple processors that back each other up

Secondary computer (ADU)
Separate secondary computer to act as backup in case primary fails

Algorithm Redundancy

High-assurance occupancy
Multiple sensors to understand environment in real-time

High-assurance planning
Advanced algorithms for safe decision-making even in absence of sensor(s)

38

Plus | Churchill Capital

Responsive oversight and intervention


SuperDrive™
On-Truck
Primary Driving System
On-Truck
Redundant Fallback System
Cloud
Remote Operation System

Primary Driving System

On-Truck

Reasoning
Vision Language Model

Reflex
End-to-End Transformer Model

Guardrails
Safety Assurance Model

Redundant Fallback System

On-Truck

Information Redundancy

Hardware Redundancy

Algorithm Redundancy

Remote Operation System

Cloud

Provides **mission control and human-in-the-loop support for scenarios beyond the virtual driver's Operational Design Domain ("ODD")**, ensuring oversight and intervention when needed

39
Plus | Churchill Capital

Safety is at the core of the Plus approach to innovation

The Plus Safety Case Framework unifies engineering into a structured safety argument

Safety

The Plus autonomous driving system meets the requirements for safe operation on public roads

Understand

Structured processes and analysis to ensure quality and completeness

- Structured analysis
- Traceable requirements / KPIs
  - Safety Case Readiness (SCR)[1]
  - Remote Assist Free Trips (RAFT)[2]
  - Autonomous Mile Percent (AMP)[3]

Prove

Utilization of fleet road data to make continuous improvements

- Data engine
- Map updates





Develop

Robust test and validation program developed alongside engineering and product teams

- *R&D Engineering* – Code change & software package
- *Simulation Testing* – Bench, SIL, & HIL test
- *Vehicle Testing* – Closed Course & Open Road Test
- *Product Release* – Release & data logging
- *Feedback Review* – Data processing & scenario generation

Design

Performance against Safety Case Framework and test cases is designed into Plus architecture

Main Computation Stack

- Sensing
- Perception
- Motion forecast
- Safety checks
- Control
- Mapping
- Localization

Safety Processor

- Safety processor gateway
- Actuation

Deploy

Well-managed deployments and operations

- Defined concept of operations
- Phased deployment
- Shadow mode
- Over-the-air updates
- Cybersecurity

Note: (1) SCR measures the completeness, maturity, and evidentiary support of Plus's Safety Case Framework (SCF) for Plus's Level 4 autonomous driving system, SuperDrive™, with respect to the defined operational domain and driverless deployment milestones. (2) RAFT is defined as the percentage of autonomous trips completed without any intervention from a remote operator or an onboard safety driver on a specified commercial route or set of routes. This metric is a key indicator of the system's operational independence, technical maturity, and readiness for scaled deployment. (3) AMP is defined as the percentage of total distance driven on a specified route or set of routes that is completed under full autonomous control, without intervention from a remote operator or onboard safety driver. This metric reflects the system's ability to sustain autonomous operation across varying conditions along a commercial corridor.

40

Plus | Churchill Capital

High margin, recurring revenue supported by regulatory readiness Compelling physical AI investment opportunity Churchill Capital 41

Regulations are favorable for autonomous truck deployment Key freight routes in the U.S. and Europe allow autonomous trucks United States Europe (1) (2) (3) Expressly Able to Deploy Implicitly Able to Deploy Expressly Able to Test Guidelines in Place for Testing L4 CMVs Prohibited Source: AVIA State of AV, 2024; FAME: Framework for coordination of Automated Mobility in Europe 2024. (1) States that do not have any statutes or regulations governing the activities of autonomous vehicles. As such, testing or deployment is implicitly permitted in the state. (2) In some states, a human safety driver must be present when testing / other restrictions may apply. (3) In Europe, if a country has not expressly permitted autonomous vehicle activities, they are otherwise prohibited. Churchill Capital 42

Plus is expecting commercial deployments in 2027+

Clear roadmap to support commercial launch

		2025	2026	2027	2028

Commercial Priorities

- Commercial readiness
- Fleet trials and commercial pilots — Validation, launch, and scaling
- Cost and utilization optimization

Operating Model

- Pilot customer endpoints — Customer endpoints

Product Capability

- *Road Types*: Expanded surface street coverage — Terminal integration
- *Operating Conditions*: Road works and emergency vehicles — Road closure and detour — Heavy fog/rain and light snow — Dust storms
- *Services*: Safety driver and remote monitor — Remote assistance

Scaling

- *Lanes (U.S.)*: First Texas route — Texas Triangle and adjacent routes — Sunbelt expansion
- *Lanes (EU)*: Europe testing — Western Europe connections

Note: Past performance is not a guarantee of future results. All investments involve risk of loss, including loss of principal invested. There can be no assurance that historical trends will continue or that these results will be achieved.

43

Plus | Churchill Capital

Software business model without the associated selling costs…

Recurring revenue generated on a per-mile basis

Integrated OEM go-to-market approach



Remote Assist
Driver-as-a-Service
Plus
$ / Autonomous Mile
OEM
(AV Truck)
$ / Autonomous Mile
Customer
SuperDrive™ Software
Fleet Support

Operational hours per day		Operational months per year[1]		Utilization of truck for driving[2]		Average driving speed[3]		Autonomous miles per truck
24 hours	×	**10.5** months	×	**75%** utilization	×	**~42** miles per hour	=	**~240,000** miles per autonomous truck vs ~80,000 miles per human-driven truck[4]

- OEM partners continue to work directly with their fleet customers through the sale, service, and support of their autonomous truck
- Analogous to telematics, fleet customers will directly pay a fee per autonomous mile driven to the OEM in return for the use and support of the autonomous truck
- Plus collects a recurring fee from OEM partners for the use and support of its SuperDrive™ software
- Human drivers are limited by hours-of-service restrictions, limiting service to 11 daily hours vs. 24 hours for autonomous trucks
- Autonomous trucks eliminate empty mileage of having to "return home" and greatly increase truck utilization

Source: S&P Global, management. Note: (1) Illustrative internal management estimate - assumes 1.5 non-operational months per year for truck maintenance and repair. (2) Illustrative internal management estimate - assumes utilization is adjusted for non-autonomous use including loading and unloading. (3) Illustrative internal management estimate - calculated as the average highway speed limit in U.S. per the IIHS, then adjusted downwards for traffic and safety stops. (4) ATRI Operational Cost of Trucking Report 2024.

44

Plus | Churchill Capital

…resulting in attractive revenue and gross margin potential Targeting 85% gross margins at scale (5) Illustrative unit economics Illustrative revenue sensitivity Split between Number of autonomous trucks deployed $ in mm OEM and Plus Other savings >250,000 new heavy-duty $0.85 (6) $0.12 truck registrations annually 5,000 10,000 15,000 20,000 Value unlocked Circa 15% of driver cost Driver by autonomy $0.97 savings shared with costs customers plus upside from operational savings $ per mile (1) (2) 20% $200 $400 $600 $800 Potential Savings Customer Share Net Value Plus share of Net Value % ~20-25% 25% $250 $500 $750 $1,000 (3) Annual autonomous miles Miles / truck ~240,000 30% $300 $600 $900 $1,200 unit economics Annual Revenue $ / truck $40,000+ 35% $350 $700 $1,050 $1,450 (4) Target Gross Margin % revenue ~85% Note: (1) Illustrative savings based on ATRI Operational Cost of Trucking Report 2024. (2) Based on management estimates and shown for illustrative purposes only. (3) Assumes 7,560 total available operating hours per year per autonomous truck with 75% of miles driven in autonomous mode at an average speed of 42 miles per hour. (4) Target gross margin is presented for illustrative purposes only. (5) For illustrative purposes only. Actual results may differ materially. Revenue figures rounded to the nearest $50 million. (6) American Trucking Associations Freight Churchill Capital 45 Transportations Forecast (2024 to 2035), heavy-duty trucks defined as Class 8 trucks. Plus share of Net Value

Plus expects to be funded through commercial deployment post transaction

All proceeds raised will be used to fund growth

Estimated transaction sources and uses

Sources	$ mm	%
Churchill IX cash in trust [(1)(2)]	299	20%
Existing Plus shareholders [(3)]	1,200	80%
Total Sources	**1,499**	**100%**

Uses	$ mm	%
Cash to balance sheet [(4)]	262	17%
Existing Plus shareholders [(3)]	1,200	80%
Illustrative fees and expenses	37	2%
Total Uses	**1,499**	**100%**

Pro forma ownership

Assumes $10 per share	Shares (millions)	% Ownership
Existing Plus shareholders [(3)]	120	76%
Memo: Plus management team	*47*	*30%*
Churchill IX shareholders [(1)(5)]	37	24%
Total	**157**	**100%**

Transaction highlights

- Pre-money equity value of $1,200 million, an attractive entry point for Churchill shareholders
- Up to 15.0 million earnout shares available for existing Plus shareholders, vesting ratably at $12.00, $14.00, and $16.00 per share within 5-years of closing
- No cash to Plus shareholders – will roll 100% of existing shares
- All proceeds raised, net of transaction expenses, expected to fully fund Plus through the planned commercial launch of factory-built autonomous trucks in 2027
- All existing Plus shareholders' and Churchill IX's sponsor shares will be subject to a staggered lock-up over 12 months following closing of the business combination

Note: (1) CCIX cash-in-trust was $299,176,949 as of March 31, 2025. For illustrative purposes only and not accounting for additional accrued interest on cash in trust, which would increase trust value per share at close. (2) Assumes no CCIX shareholders exercise redemption rights to receive cash from the trust account at closing. (3) Proposed pre-money equity value, subject to potential increase for permitted financings prior to close of the business combination. Pre-money equity value to convert at $10.00 / share at close of the business combination, assuming no redemptions. Excludes impact of potential earnout shares. Includes the dilutive impact of existing vested equity incentive awards and warrants and excludes the impact of existing unvested and future equity incentive awards and warrants. (4) CCIX cash-in-trust less illustrative fees / expenses. (5) Includes all outstanding CCIX Class A shares and 6.109mm Class B founder shares. Includes impact of sponsor loan conversion. Excludes ~7.187mm CCIX public warrants and ~0.181mm private placement warrants. Excludes the impact of 1.078 mm Class B founder shares vesting at $12.00 / share within 5 years of closing.

46 Plus | Churchill Capital

Concluding remarks Compelling physical AI investment opportunity Churchill Capital 47

Built to scale

Plus

Led by a technical founder team with proven track records of scaling innovation-driven companies

Capital light, software business

SuperDrive™ is the virtual driver software layer that enables trucks to operate autonomously

Endorsed by OEM partners

OEMs will factory-install SuperDrive™ and sell autonomous trucks through their existing channels

Safe, AI-native technology

SuperDrive™ was built using a modern approach to autonomous driving technology development

High margin, recurring revenue

~85% target gross margins at scale through recurring fee-per-mile revenue model

Compelling physical AI investment opportunity with the right approach to autonomous trucking

48

Plus | Churchill Capital

Supporting materials Churchill Capital 49

Long-term financial targets at scale Estimates and model assumptions Assumption Commentary • Before commercial deployment: Approximately $15 million in 2025, scaling to approximately $22 million in 2027 Selling, General, and Administrative Expenses • Long-term assumption: Approximately 5.0% of revenue • Before commercial deployment: Approximately $60 million in 2025, scaling to approximately $84 million in 2027 Research and Development Expenses • Long-term assumption: Approximately 25.0% of revenue • Before commercial deployment: Approximately $6 million per year Capital Expenditures • Long-term assumption: Approximately 0.3% of revenue • Depreciation: Capital expenditures depreciated over an approximately 10-year useful life • Annual working capital balance assumed to be approximately 5.0% of revenue Working Capital Churchill Capital 50

Plus today is focused on commercializing in the U.S. and European markets

Spun out our China operations in 2023; no longer pursuing any operations or business activity in China

	Legacy 2020 Plus	Plus (2023: Spun out China operations)	Plus Today
Business Model	Hardware/software combination-based model		Software-only, capital-efficient solution focused on virtual driver systems
Go-to-Market Approach	• Retrofit trucks in the U.S. • OEM partnerships in China		• OEM-led commercial deployment in the U.S. and Europe • Supplying SuperDrive™ to leading OEMs for autonomous freight networks
Target Market	United States China		United States Europe Rest of World *(other than Greater China)*

2023

Spun out China operations

Company Governance Today

Plus co-founders hold voting control

Will be replaced with single class of shares upon close of Churchill business combination(1)

100% of Plus's board are U.S., U.K., or European citizens

Less than 10% of voting rights held by legacy China-based investors

Note: (1) With exception of certain Plus shareholders who will have diminished voting rights.

51

Plus | Churchill Capital

Risk factors Unless the context otherwise requires, references below to “we,” “us” or “our” refer to the business of Plus AI prior to the consummation of the proposed business combination, which will be the business of the combined company and its subsidiaries following the proposed transaction. Investing in us involves a high degree of risk. The risks and uncertainties set out below are a summary only and are not the only risks we face. See the section entitled “Risk Factors” in the Registration Statement to be filed by Churchill IX with the SEC, as well as other information included in the Registration Statement for a more detailed discussion of factors that you should consider carefully before making an investment decision. We may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business or financial condition. Risks Related to Plus AI’s Business: 1. Self-driving technology is an emerging technology, and we face significant technical challenges to commercialize our technology. If we cannot successfully overcome those challenges or do so on a timely basis, our ability to grow our business will be negatively impacted. 2. We have incurred net losses since our inception, and we expect to incur significant expenses and continuing losses for the foreseeable future. 3. Our limited operating history makes it difficult to evaluate our future prospects and the risks and challenges we may encounter. 4. Our technology may be less performant or developing, commercializing and scaling our technology may take us longer to complete than we currently anticipate, which would adversely impact our business, financial condition, and results of operations. 5. We track certain business and operational metrics, which are based on certain assumptions and estimates and are subject to inherent challenges in measurement and comparison with similar metrics of other businesses, and actual or perceived inaccuracies in such metrics may harm our reputation and materially adversely affect our stock price, business, results of operations, and financial condition. 6. We operate in an intensely competitive market and some market participants have substantially greater resources. If one or more of our competitors broadly commercialize their self-driving technology before we do, develop superior technology, or are perceived to have better technology, our business prospects and financial performance would be adversely affected. 7. Our technology may not achieve market acceptance at the pace we expect or at all. 8. We expect to rely on a limited number of customers for a significant portion of our revenue. The loss of, or a reduction in our commercial relationship with, any of those customers may adversely affect our business, financial condition, and results of operations., 9. It is possible that our unit economics do not materialize as expected, in particular as a result of our software-focused business model. This could significantly hinder our ability to generate a commercially viable product and adversely affect our business prospects. 10. Our estimates, projections and forecasts contained in this presentation future deployment of our technology and the associated adoption curve are subject to significant uncertainty and are based on assumptions and estimates that may prove inaccurate. Deployments are not currently contracted and there can be no guarantee that such deployment projections will be achieved. 11. Deployment and commercialization may be delayed due to delays in our anticipated timeline for completion and validation of acceptable safety testing and measures for our technology and the development of plans for ensuring acceptable driver-out safety, delays in the production, reliability or revision of truck and computer hardware required for our technology from our partners or suppliers. 12. Our OEM partners and their customers, or the industry more generally, may delay, scale back or deprioritize the necessary investment required for the adoption of our technology or autonomous technology generally. 13. The projections, forecasts and estimates in this presentation relating to the expected size and growth of the markets in both the United States and Europe for autonomous technology in the trucking industry are based on assumptions and estimates that may prove inaccurate. There is no guarantee that we will be able to successfully commercialize our technology at scale within the addressable market opportunities presented. 14. We are highly dependent on the services of our senior management team and, specifically, our Chief Executive Officer and Chief Technology Officer. If we are not successful in retaining our senior management team or in attracting and retaining other highly qualified personnel, our business, financial condition, and results of operations may be harmed. 15. Our business plans require a significant amount of capital. In addition, our future capital needs may require us to sell additional equity or debt securities that may dilute our stockholders. The terms of any financing that we pursue may be less favorable than previously anticipated and could become less favorable depending on the amount of capital we may require. 16. Our estimates and forecasts regarding cash flows, expenses, capital expenditures and capital requirements may prove inaccurate, in which case we may need to raise capital sooner or change our operating plans and timelines. 17. We may experience difficulties in managing our growth and expanding our operations. Churchill Capital 52

Risk factors (cont’d) 18. Our brand and reputation may be harmed by negative publicity or safety and other concerns, including due to any flaws or misuse of autonomous driving technologies, whether actual or perceived, intended or inadvertent, committed by us or by other third parties. Failure to maintain, protect and enhance our brand may limit our ability to expand or retain our customer base, which may adversely affect our business, financial condition and results of operations. 19. Self-driving technology presents the risk of significant injury, including fatalities, and any road incidents involving vehicles associated with us may result in negative publicity, reputational damage or slower market adoption of our technology. 20. As part of growing our business, we may in the future make acquisitions. If we do not successfully select, execute or integrate our acquisitions, it could materially and adversely affect our business, financial condition and results of operations, and our stock price could decline. 21. An interruption or failure of information technology and communications systems that we rely upon to operate our business could materially and adversely affect our business, financial condition and results of operations. 22. We are subject to cybersecurity risks to our operational systems, security systems, infrastructure, integrated software and partners’ and end-customers’ data processed by us or third-party vendors or suppliers and any material failure, weakness, interruption, cyber event, incident or breach of security could have materially and adversely affect our business, financial condition and results of operations. 23. Unauthorized control, misuse or manipulation of systems in autonomous vehicles may compromise their operation, safety or data security, any of which could reduce confidence in us and our products and harm our business. 24. Our technology may not function as intended due to flaws or errors in our software, systems or processes, or human error in administering these systems or processes, which may adversely affect our business, financial condition and results of operations. 25. We are subject to evolving and uncertain requirements regarding privacy, data protection, and cybersecurity in numerous jurisdictions and any actual or perceived failure to comply with such requirements may adversely impact our business or require changes to our policies and operations. 26. Issues associated with our use of artificial intelligence and machine learning, combined with an evolving and uncertain legal and regulatory environment, could materially and adversely affect our business, financial condition and results of operations. 27. We negotiate our customer contracts in an effort to include liability caps and indemnities in the event of road or other safety incidents involving vehicles using our technology. The apportionment of liability in connection with any such safety or other incidents would need to be assessed on a case-by-case basis. Our general approach to contract negotiations is to limit our liability to the extent such safety incidents are caused by or directly result from alleged flaws or errors in our technology. 28. Our current or future insurance coverage may not be adequate to protect us from all business risks and sufficient insurance may not be available to us on commercially reasonable terms or at all. 29. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business, financial condition and results of operations. 30. We are subject to the tax laws of various jurisdictions, and we could be obligated to pay additional taxes. 31. Our ability to utilize our net operating loss carryforwards may be limited. 32. Our success is dependent on our ability to successfully maintain, manage, execute and expand on our existing partnerships and obtain new partnerships. 33. We are dependent on our suppliers, some of which are single or limited source suppliers, to produce and deliver components at prices, in volumes and on terms otherwise acceptable to us. 34. Our software must interoperate with a variety of sensors, systems and other technologies, and any failure to ensure broad interoperability could harm our business or prospects. 35. We are subject to evolving and uncertain regulations, including those governing motor carriers and autonomous vehicles, and unfavorable changes to these regulations or any failure by us to comply with these regulations may adversely affect our business, financial condition and results of operations. We may also need to expend significant time and resources, or make changes to our business plan and operations, to respond to regulatory developments and divergent requirements across the regions in which we operate, such as conformity with required safety standards, which may adversely affect our business, financial condition, and results of operations. 36. Regulatory changes adverse to us or our customers or partners may be prompted by negative publicity of our industry, including due to any high-profile safety incidents associated with driverless technology or due to pressure from unions or labor groups on behalf of truck drivers. 37. We are subject to governmental export and import control laws and regulations and trade and economic sanctions. Our failure to comply with these laws and regulations could materially and adversely affect our business, prospects, financial condition and results of operations. 38. We may become involved in legal or regulatory proceedings, investigations or actions, and commercial or contractual disputes, which could harm our business, financial condition and results of operations. 39. We are subject to laws and regulations concerning the manufacturing, use, distribution and sale of our products, as well as the policies and requirements of our commercial partners Churchill Capital 53

Risk factors (cont’d) 40. We are subject to anti-corruption, anti-bribery, anti-money laundering, and similar laws, and non-compliance with such laws can subject us to administrative, civil and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could materially and adversely affect our business, prospects, financial condition and results of operations and also our reputation. 41. We may be subject to product liability that could result in significant direct or indirect costs, which could materially and adversely affect our business, financial condition and results of operations. 42. We are subject to, and must remain in compliance with, environmental laws and regulations that may adversely affect our financial condition and results of operations. 43. We may not be able to adequately obtain, maintain, protect, defend or adequately enforce our intellectual property rights or prevent unauthorized parties from copying or reverse engineering our solutions in a cost-effective manner or at all. We may not be able to protect our intellectual property rights globally, and changes in patent law may diminish the value of patents in general, thereby impairing our ability to protect our products. 44. Third-party claims that we are infringing intellectual property rights, whether successful or not, could subject us to costly and time-consuming litigation or expensive licenses, and our business could be adversely affected. 45. We rely on licenses from third parties for intellectual property rights that are critical to our business, and we would lose the rights to such intellectual property rights if those agreements were terminated or not renewed. 46. In addition to patented technology, we rely on our unpatented proprietary technology, trade secrets, processes and know-how. 47. We may be subject to damages resulting from claims that we or our employees have wrongfully used or disclosed alleged trade secrets of our employees’ former employers. 48. Our software contains third-party open source software components, and failure to comply with the terms of the underlying open source software licenses could restrict our ability to sell our products or our use of those components give rise to disclosure obligations of proprietary software. 49. Adverse business, political or economic conditions or reduced global trade may adversely impact our business. 50. Our business is subject to the risks of earthquakes, fire, floods and other natural catastrophic events, global pandemics, and interruptions by man-made problems, such as terrorism. Material disruptions of our business or information systems resulting from these events could materially and adversely affect our business, financial condition and results of operations. Risks Related to the Proposed Business Combination 1. Churchill IX’s shareholders will experience dilution due to the issuance of shares to Plus’s shareholders, and securities exercisable for into shares of the combined company in connection with the proposed business combination. 2. The consummation of the proposed business combination is subject to a number of conditions and if those conditions are not satisfied or waived, any definitive agreement relating to the proposed business combination may be terminated in accordance with its terms and the business combination may not be completed. 3. The ability of Churchill IX’s shareholders to exercise redemption rights may prevent Churchill IX from completing the proposed business combination or optimizing its capital structure. 4. The benefits of the proposed business combination may not be realized to the extent currently anticipated by Churchill IX and Plus, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees. 5. Churchill IX and Plus will incur significant transaction costs in connection with the proposed business combination, which could be higher than currently anticipated. 6. Some of Churchill IX’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the proposed business Combination or other proposals described in this presentation without regard to your interests or in determining whether Plus is an appropriate target for Churchill IX’s initial business combination. 7. After the closing of the proposed business combination, a significant number of shares of the combined company’s stock will be subject to issuance upon exercise of outstanding warrants, which may result in dilution to the combined company’s shareholders. Churchill Capital 54

CHURCHILL CAPITAL